Exhibit 10.5

REFINANCE TERM LOAN NOTE

$20,000,000	August 10, 2007
Fargo, North Dakota

FOR VALUE RECEIVED, the undersigned, Great Plains Ethanol, LLC, d/b/a POET Biorefining - Chancellor, a South Dakota limited liability company (“Borrower”), hereby promises to pay to the order of AgCountry Farm Credit Services, FLCA (together with any subsequent holder hereof, “Lender”) or its successors and assigns, at Post Office Box 6020, 1900 44th Street South, Fargo, North Dakota 58108, (a) on the Refinance Term Loan Maturity Date (as defined in the Master Credit Agreement between Borrower and Lender dated as of August 10, 2007 and the First Supplement to the Master Credit Agreement (Refinance Term Loan) between Borrower and Lender dated the same date (as the same may be amended, restated, supplemented or otherwise modified from time to time), collectively known as the “Credit Agreement”), the principal sum of Twenty Million and No/100) Dollars ($20,000,000.00) or so much of the unpaid principal amount of the Refinance Term Loan (as defined in the Credit Agreement) as has advanced by Lender to Borrower pursuant to the Credit Agreement, and (b) on each date specified in the Credit Agreement prior to the Refinance Term Loan Maturity Date, the principal amount of the Refinance Term Loan payable to Lender on such date as specified therein, in lawful money of the United States of America in immediately available funds, and to pay interest from the Closing Date on the unpaid principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on such dates as provided in the Credit Agreement. Borrower also promises to pay Default Interest (as defined in the Credit Agreement), on demand, on the terms and conditions set forth in the Credit Agreement. In addition, should legal action or an attorney-at-law be utilized to collect any amount due hereunder, Borrower further promises to pay all costs of collection, including the reasonable attorneys’ fees of Lender.

All borrowings evidenced by this Refinance Term Loan Note and all payments and prepayments of the principal hereof and the date thereof shall be recorded by Lender in its internal records; provided, that the failure of Lender to make such a notation or any error in such notation will not affect the obligations of Borrower to make the payments of principal and interest in accordance with the terms of this Refinance Term Loan Note and the Credit Agreement.

This Refinance Term Loan Note is issued in connection with, and is entitled to the benefits of; the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, all upon the terms and conditions therein specified.

THIS REFINANCE TERM LOAN NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH DAKOTA AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

GREAT PLAINS ETHANOL, LLC

By:	/s/ Darrin Ihnen
Name: Darrin Ihnen
Title: President

REVOLVING CREDIT NOTE

$15,000,000

FOR VALUE RECEIVED, the undersigned, GREAT PLAINS ETHANOL, LLC, d/b/a POET Biorefining - Chancellor, a South Dakota limited liability company (“Borrower”), hereby promises to pay to the order of AgCountry Farm Credit Services, FLCA (together with any subsequent holder hereof, “Lender”) or its successors arid assigns, at Post Office Box 6020, 1900 44th Street South, Fargo, North Dakota 58108, (a) on the Revolving Facility Maturity Date (as defined in the Master Credit Agreement between Borrower and Lender dated as of August 10, 2007 and the Second Supplement to the Master Credit Agreement (Revolving Facility) between Borrower and Lender dated the same date (as the same may be amended, restated, supplemented or otherwise modified from time to time), collectively known as the “Credit Agreement”), the principal sum of Fifteen Million and No/100 Dollars ($15,000,000.00) or so much of the unpaid principal amount of the Revolving Facility (as defined in the Credit Agreement) as has advanced by Lender to Borrower pursuant to the Credit Agreement, and (b) on each date specified in the Credit Agreement prior to the Revolving Facility Maturity Date, the principal amount of the Revolving Loans payable to Lender on such date as specified therein, in lawful money of the United States of America in immediately available funds, and to pay interest from the Closing Date on the unpaid principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on such dates as provided in the Credit Agreement. Borrower also promises to pay Default Interest (as defined in the Credit Agreement), on demand, on the terms and conditions set forth in the Credit Agreement. In addition, should legal action or an attorney-at-law be utilized to collect any amount due hereunder, Borrower further promises to pay all costs of collection, including the reasonable attorneys’ fees of Lender.

All borrowings evidenced by this Revolving Credit Note and all payments and prepayments of the principal hereof and the date thereof shall be recorded by Lender in its internal records; provided, that the failure of Lender to make such a notation or any error in such notation will not affect the obligations of Borrower to make the payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement.

This Revolving Credit Note is issued in connection with, and is entitled to the benefits of; the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, all upon the terms and conditions therein specified.

THIS REVOLVING CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH DAKOTA AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

GREAT PLAINS ETHANOL, LLC

By:	/s/ Darrin Ihnen
Name: Darrin Ihnen
Title: President

2007 EXPANSION LOAN

NOTE

$70,000,000

FOR VALUE RECEIVED, the undersigned, Great Plains Ethanol, LLC, d/b/a POET Biorefining - Chancellor, a South Dakota limited liability company (“Borrower”), hereby promises to pay to the order of AgCountry Farm Credit Services, FLCA (together with any subsequent holder hereof, “Lender”) or its successors and assigns, at Post Office Box 6020, 1900 44th Street South, Fargo, North Dakota 58108, (a) on the 2007 Expansion Loan Maturity Date (as defined in the Master Credit Agreement between Borrower and Lender dated as of August 10, 2007 and the Third Supplement to the Master Credit Agreement (2007 Expansion Loan Facility) between Borrower and Lender dated the same date (as the same may be amended, restated, supplemented or otherwise modified from time to time), collectively known as the “Credit Agreement”), the principal sum of Seventy Million and No/100 Dollars ($70,000,000.00) or so much of the unpaid principal amount of the 2007 Expansion Loan (as defined in the Credit Agreement) as has advanced by Lender to Borrower pursuant to the Credit Agreement, and (b) on each date specified in the Credit Agreement prior to the 2007 Expansion Loan Maturity Date, the principal amount of the 2007 Expansion Loan payable to Lender on such date as specified therein, in lawful money of the United States of America in immediately available funds, and to pay interest on the unpaid principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on such dates as provided in the Credit Agreement. Borrower also promises to pay Default Interest (as defined in the Credit Agreement), on demand, on the terms and conditions set forth in the Credit Agreement. In addition, should legal action or an attorney-at-law be utilized to collect any amount due hereunder, Borrower further promises to pay all costs of collection, including the reasonable attorneys’ fees of Leader.

All borrowings evidenced by this 2007 Expansion Loan Note and all payments and prepayments of the principal hereof and the date thereof shall be recorded by Lender in its internal records; provided, that the failure of Lender to make such a notation or any error in such notation will not affect the obligations of Borrower to make the payments of principal and interest in accordance with the terms of this 2007 Expansion Loan Note and the Credit Agreement.

This 2007 Expansion Loan Note is issued in connection with, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions far the acceleration of the maturity hereof upon the happening of certain events, all upon the terms and conditions therein specified.

THIS 2007 EXPANSION LOAN NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH DAKOTA AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

GREAT PLAINS ETHANOL, LLC

By:	/s/ Darrin Ihnen
Name: Darrin Ihnen
Title: President